Exhibit 99.1

FOR IMMEDIATE RELEASE

Advanced Disposal Announces Q1 2014 Results

PONTE VEDRA, Fla. (May 13, 2014) – ADS Waste Holdings, Inc., (d/b/a Advanced Disposal) announced today revenue of $321.2 million for the three months ended March 31, 2014 versus $307.2 million for the comparable period in 2013. Net loss from continuing operations for the three month period ended March 31, 2014 was $19.0 million versus $25.5 million for the comparable 2013 period. Excluding costs associated with the integration of the acquisition of Veolia ES Solid Waste (“Veolia”), restructuring charges and costs incurred to refinance the Term B loan, which did not qualify for capitalization, adjusted operating income for the three months ended March 31, 2014 and 2013 would have been $10.2 million and $8.7 million, respectively.

“We have increased our revenue from continuing operations by $14 million or 4.6% over the comparable quarter in 2013 driven through both pricing and volume initiatives of 5.4%. Price increased by 1.5%, volume increased by 3.9%, offset by other adjustments of .8%. Adjusted EBITDA decreased by $5.9 million from the comparable period driven principally by the effects of severe weather during the quarter impacting both productivity and operating expenses.” said Charlie Appleby, CEO.

Excluding certain charges associated with restructuring, integration and rebranding efforts, as well as items permitted to be excluded under the provisions of the Term B loan credit agreement, adjusted proforma EBITDA from continuing operations for the three months ended March 31, 2014 was $77.1 million compared to $83.0 million for the three months ended March 31, 2013. The calculation of free cash flow as well as the details of charges and other expenses that are excluded from EBITDA in arriving at adjusted proforma EBITDA are contained in the “Reconciliation of Certain Non-GAAP Measures” section of this press release.

(a)	This press release contains a discussion of non-GAAP measures, as defined in Regulation G of the Securities Exchange Act of 1934, as amended. The Company reports its financial results in compliance with GAAP, but believes that also discussing non-GAAP measures (such as adjusted loss, adjusted loss from continuing operations, adjusted operating income, EBITDA, adjusted proforma EBITDA from continuing operations, free cash flow and adjusted free cash flow) provides investors with (i) additional, meaningful comparisons of current results to prior periods’ results by excluding items that the Company does not believe reflect its fundamental business performance and are not representative or indicative of its results of operations and (ii) financial measures that the Company uses in the management of its business. Accordingly, net (loss) and operating income have been presented in certain instances excluding special items noted in this press release.

SUPPLEMENTAL UNAUDITED FINANCIAL INFORMATION AND OPERATING

DATA

ADS Waste Holdings, Inc.

Condensed Consolidated Statements of Operations (Unaudited)

(in millions)

	Three Months Ended March 31,
	2014	2013
Service revenues	$321.2	$307.2

Operating costs and expenses
Operating	210.4	197.0
Selling, general and administrative	38.5	36.1
Depreciation and amortization	62.2	66.7
Acquisition and development costs	—	0.1
Loss on disposal of assets	0.3	0.1
Restructuring charges	1.5	1.2

Total operating costs and expenses	312.9	301.2

Operating income	8.3	6.0

Other income (expense)
Interest expense	(35.5)	(46.2)
Other, net	0.7	0.5

Total other expense	(34.8)	(45.7)

Loss from continuing operations before income taxes	(26.5)	(39.7)
Income tax benefit	(7.5)	(14.2)

Loss from continuing operations	(19.0)	(25.5)

Discontinued operations
(Loss) income from discontinued operations	(0.5)	0.5
Income tax benefit	(0.2)	(0.6)

Discontinued operations, net	(0.3)	1.1

Net loss	$(19.3)	$(24.4)

ADS Waste Holdings, Inc.

Condensed Consolidated Balance Sheets (Unaudited)

(in millions, except shares)

	March 31, 2014	December 31, 2013
Assets
Current assets
Cash and cash equivalents	$27.0	$12.0
Accounts receivable, net of allowance for doubtful accounts of $8.6 and $8.4, respectively	179.7	193.1
Prepaid expenses and other current assets	31.8	35.2
Deferred income taxes	7.2	7.2
Assets of businesses held for sale	—	3.1

Total current assets	245.7	250.6
Restricted cash	2.4	2.4
Other assets, net	117.2	121.2
Property and equipment, net	1,654.0	1,667.4
Goodwill	1,166.4	1,166.4
Other intangible assets, net	408.6	418.8

Total assets	$3,594.3	$3,626.8

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$61.7	$83.5
Accrued expenses	120.3	117.8
Deferred revenue	58.6	60.3
Current maturities of landfill retirement obligations	27.7	28.7
Current maturities of long-term debt	45.6	29.1
Liabilities of businesses held for sale	—	1.7

Total current liabilities	313.9	321.1
Other long-term liabilities, less current maturities	52.2	48.2
Long-term debt, less current maturities	2,299.0	2,302.8
Accrued landfill retirement obligations, less current maturities	159.5	155.6
Deferred income taxes	239.2	247.6

Total liabilities	3,063.8	3,075.3

Commitments and contingencies
Equity
Common stock: $.01 par value, 1,000 shares authorized, issued and outstanding	—	—
Additional paid-in capital	1,107.9	1,109.5
Accumulated other comprehensive income	2.4	2.5
Accumulated deficit	(579.8)	(560.5)

Total stockholders’ equity	530.5	551.5

Total liabilities and stockholders’ equity	$3,594.3	$3,626.8

ADS Waste Holdings, Inc.

Condensed Consolidated Statements of Cash Flows Unaudited

(in millions)

	Three Months Ended March 31,
	2014	2013
Cash flows from operating activities
Net loss	$(19.3)	$(24.4)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	62.5	67.7
Amortization of terminated derivative contracts	—	1.5
Amortization of interest rate cap premium	0.9	—
Amortization of debt issuance costs	2.7	3.2
Accretion of original issue discount	1.2	1.2
Accretion on landfill retirement obligations	3.1	3.9
Accretion on capital leases and long-term debt	0.3	—
Accretion on loss contracts and other long-term liabilities	0.2	—
Provision for doubtful accounts	1.5	1.1
(Gain) loss on sale of property and equipment	(0.2)	0.1
Loss on disposition of business	—	1.5
Stock option vesting	0.3	1.1
Change in deferred tax provision	(8.3)	(5.4)
Earnings in equity investee	0.1	(0.2)
Changes in operating assets and liabilities, net of business acquired
Decrease in accounts receivable	12.6	13.0
Decrease in prepaid expenses and other current assets	3.7	5.6
Decrease (increase) in other assets	1.0	(2.7)
Decrease in accounts payable	(8.3)	(9.2)
Increase (decrease) in accrued expenses	3.9	(1.2)
Decrease in unearned revenue	(2.1)	(0.9)
Decrease (increase) in other long-term liabilities	3.7	(12.9)
Capping, closure and post-closure expenditures	(2.6)	(1.1)

Net cash provided by operating activities	56.9	41.9

Cash flows from investing activities
Purchases of property and equipment and construction and development	(50.8)	(31.5)
Proceeds from sale of property and equipment	0.2	0.1
Acquisition of business, net of cash acquired	(1.9)	(0.2)
Proceeds from sale of business	2.2	—
Repayments of notes receivable	—	0.1

Net cash used in investing activities	(50.3)	(31.5)

Cash flows from financing activities
Proceeds from borrowings on long-term debt	35.0	105.0
Repayment on long-term debt	(23.4)	(34.6)
Deferred financing charges	(1.3)	(21.0)
Bank overdraft	—	(3.3)
Return of capital	(1.9)	—

Net cash provided by financing activities	8.4	46.1

Net increase in cash and cash equivalents	15.0	56.5
Cash and cash equivalents, beginning of period	12.0	18.8

Cash and cash equivalents, end of period	$27.0	$75.3

You should read the following information in conjunction with our audited consolidated financial statements and notes thereto as of and for the year ended December 31, 2013 appearing on our Form 10-K and our unaudited condensed consolidated financial statements and notes thereto as of and for the three months ended March 31, 2014 appearing on our Form 10-Q, as filed with the Securities and Exchange Commission.

REVENUE

The following table reflects our revenue by line of business for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended March 31,
	2014		2013
Collection	$225.3	70.1%	$215.8	70.3%
Disposal	100.0	31.1%	95.6	31.1%
Sale of recyclables	8.0	2.5%	8.6	2.8%
Fuel fees and environmental fees	20.9	6.5%	16.4	5.3%
Other revenue	23.3	7.3%	24.0	7.8%
Intercompany eliminations	(56.3)	(17.5%)	(53.2)	(17.3%)

Total service revenues	$321.2	100.0%	$307.2	100.0%

The table set forth below reflects changes in revenue, as compared to the previous year:

Three Months Ended March 31, 2014
Core price	1.0%
Recyclying	0.1%
Fuel fees and environmental fees	0.4%

Total price	1.5%
Volume	3.9%
Other	-0.8%

Total revenue growth	4.6%

OPERATING EXPENSES

The following table summarizes the major components of our operating expenses, excluding accretion expense on landfill retirement obligations, for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended March 31,
	2014		2013
Labor and related benefits	$77.6	24.2%	$73.1	23.8%
Transfer and disposal costs	45.4	14.1%	42.7	13.9%
Maintenance and repairs	16.7	5.2%	14.6	4.8%
Fuel	26.4	8.2%	24.4	7.9%
Franchise fees and taxes	12.7	4.0%	12.0	3.9%
Risk management	7.2	2.2%	5.9	1.9%
Other	21.3	6.6%	20.4	6.6%

Total operating expenses	$207.3	64.5%	$193.1	62.8%

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

The following table summarizes our selling, general and administrative expenses for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended March 31,
	2014		2013
Salaries	$25.1	7.8%	$24.8	8.1%
Legal and professional	2.7	0.9%	2.6	0.9%
Rebranding and integration costs	0.4	0.1%	1.3	0.4%
Other	10.3	3.2%	7.4	2.4%

Total selling, general and administrative expenses	$38.5	12.0%	$36.1	11.8%

These cost categories may not be comparable to similarly titled categories used by other companies.

RECONCILIATION OF CERTAIN NON-GAAP MEASURES

We believe that presenting adjusted loss from continuing operations, adjusted operating income, adjusted proforma EBITDA from continuing operations, free cash flow and adjusted free cash flow, which are not measures determined in accordance with GAAP, provides an understanding of operational activities before the financial impact of certain items. We use these measurements, and believe investors will find them helpful, in understanding the ongoing performance of our operations separate from items that have a disproportionate impact on our results for a particular period. Our definition of adjusted loss from continuing operations, adjusted operating income, adjusted proforma EBITDA from continuing operations and adjusted free cash flow may not be comparable to similarly titled measures presented by other companies.

The following table reconciles loss from continuing operations and operating income to adjusted loss from continuing operations and adjusted operating income (in millions):

	Three Months Ended March 31,
	2014	2013
Loss from continuing operations, as reported	$(19.0)	$(25.5)
Restructuring charges	1.5	1.2
Rebranding & integration costs associated with the acquisition of Veolia	0.4	1.3
Debt refinancing costs that did not qualify for capitalization	—	0.2

Adjusted loss from continuing operations	$(17.1)	$(22.8)

Operating income, as reported	$8.3	$6.0
Restructuring charges	1.5	1.2
Rebranding & integration costs associated with the acquisition of Veolia	0.4	1.3
Debt refinancing costs that did not qualify for capitalization	—	0.2

Adjusted operating income	$10.2	$8.7

The following table calculates adjusted earnings before interest, taxes, depreciation, amortization and accretion adjusted for the integration costs associated with the integration of the Veolia acquisition, certain other costs and other acquisitions (in millions):

	Three Months Ended March 31, 2014	Three Months Ended March 31, 2013

Net loss	$(19.3)	$(24.4)
Less: loss from discontinued operations	(0.3)	1.1

Loss from continuing operations	(19.0)	(25.5)

Additions/deductions:
(Benefit) provision for income taxes	(7.5)	(14.2)
Interest expense	35.5	46.2
Depreciation and amortization	62.2	66.7
Accretion on landfill retirement obligations	3.1	3.9
Accretion of loss contract	0.1	—

EBITDA from continuing operations	74.4	77.1

EBITDA adjustments:
Acquisition and development costs	—	0.1
Stock option vesting	0.3	1.1
Earnings in equity investee	0.1	(0.2)
Restructuring charges	1.5	1.2
Loss on sale of assets	0.3	0.1
Acquisition and integration costs	0.4	1.3
Proforma impact of acquisitions	0.1	2.3

Adjusted proforma EBITDA from continuing operations	$77.1	$83.0

Revenue from continuing operations	$321.2	$307.2
Adjusted EBITDA from continuing operations (a)	77.0	80.7
Adjusted EBITDA margin from continuing operations	24.0%	26.3%

(a)	Excludes the proforma impact of acquisitions

ADJUSTED FREE CASH FLOW

The following table calculates adjusted free cash flow, which is not a measure determined in accordance with GAAP (in millions):

	Three Months Ended March 31,
	2014	2013
Net cash provided by operating activities	$56.9	$41.9
Purchases of property & equipment (a)	(50.8)	(31.5)
Proceeds from the sale of property and equipment	0.2	0.1

Free cash flow	6.3	10.5
Restructuring payments	1.5	1.2
Bonuses paid in connection with the acquisition of Veolia	—	9.9
Costs associated with integration of Veolia acquisition	0.4	1.3

Adjusted free cash flow	$8.2	$22.9

Revenue from continuing operations	$321.2	$307.2
Revenue from discontinued operations	0.4	34.5

Total revenue	$321.6	$341.7

Adjusted free cash flow as a percentage of total revenue	2.5%	6.7%
Adjusted free cash flow as a percentage of adjusted EBITDA	10.6%	28.4%
Capital expenditures as a percentage of total revenue	15.8%	9.2%

(a)	$23.3 million of capital expenditures were growth related for the three months ended March 31, 2014.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the U.S. federal securities laws. All statements other than statements of historical facts, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects and objectives of management for future operations (including development plans and objectives relating to our activities), are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend” and “future” and similar words. Statements that address activities, events or developments that we intend, expect or believe may occur in the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities & Exchange Act of 1934, as amended, and are subject to the “safe harbor” created by those sections. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements.

There are a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause actual results to differ materially from the forward-looking statements contained in this report. These risks and uncertainties, as well as others, are discussed in greater detail in our filings with the Securities and Exchange Commission, including our most recent Form 10-K and subsequent Form 10-Q. Examples of these risks, uncertainties and other factors include, but are not limited to: risks relating to our ability to compete; risks relating to our substantial indebtedness, our ability to service such debt and our ability to comply with debt covenants; risks relating to our ability to meet liquidity needs; risks relating to our ability to implement our growth strategy as and when planned; risks associated with acquisitions; risks relating to our ability to realize operating efficiencies in the integration of the Veolia acquisition or other business combinations; risks relating to the seasonality of our business and fluctuations in quarterly operating results; risks relating to the timing, renewal and exclusivity of contracts; risks relating to possible impairment of goodwill and other intangible assets; risks relating to our dependence on senior, regional and local management; risks associated with technology; risks relating to litigation, regulatory investigations and tax examinations; risks relating to weather conditions or natural disasters; the risk that we will not be able to improve margins; risks relating to the availability of qualified employees, particularly in new or more cost-effective locations; risks relating to the supply and price of fuel; risks relating to the pricing of commodities; risks relating to the shifting view of traditional waste streams as renewable resources in our industry; risks relating to the possible loss of key customers or loss of significant volumes from key customers; risks relating to government regulations; risks relating to the instability in the financial markets; risks relating to adverse capital and credit market conditions; and risks relating to the domestic and international economies.

The above examples are not exhaustive and new risks may emerge from time to time. Except as required by law, we undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we will operate in the future. These forward-looking statements speak only as of the date of this report. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regarding thereto or any change of events, conditions or circumstances on which any such statement was based.

About Advanced Disposal

Advanced Disposal brings fresh ideas and solutions to the business of a clean environment. We provide integrated, non-hazardous solid waste collection, recycling and disposal services to residential, commercial, industrial and construction customers across 17 states and the Bahamas. Our team is dedicated to finding effective, sustainable solutions to preserve the environment for future generations. We welcome you to learn more at AdvancedDisposal.com or follow us on Facebook.

Contact:

Jennifer Lada

Advanced Disposal

(904) 900-7602, Jennifer.Lada@AdvancedDisposal.com